Janus Aspen Series

Janus Aspen Protected Series – Growth

Supplement dated January 28, 2014
to Currently Effective Prospectuses and
Statements of Additional Information

Effective as of the date of this supplement, the name of Janus Aspen Protected Series – Growth (the “Portfolio”) is being changed to Janus Aspen Preservation Series – Growth. The investment objective, investment strategies, and risks are not changing in connection with the name change for the Portfolio.

As a result of the change, all references to Janus Aspen Protected Series – Growth are deleted and replaced with Janus Aspen Preservation Series – Growth.

Please retain this Supplement with your records.